                                                                    Exhibit 99.1

                                    [LOGOS]
--------------------------------------------------------------------------------

RMBS NEW ISSUE TERM SHEET

CENTEX HOME EQUITY LOAN TRUST 2000-C
$400,000,000 (APPROXIMATE)

HOME EQUITY LOAN ASSET-BACKED CERTIFICATES,
CLASSES A-1, A-2, A-3, A-4, A-5, A-6 AND A-7

CHEC FUNDING, LLC
DEPOSITOR

CENTEX HOME EQUITY CORPORATION & CHEC CONDUIT FUNDING, LLC
SELLERS

CENTEX HOME EQUITY CORPORATION
SERVICER
SEPTEMBER 5, 2000

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                           OFFERED CERTIFICATES

-----------------------------------------------------------------------------------------------------------------------------------
                                TO MATURITY:
                                                               EXPECTED       Final
               EXPECTED                             EXPECTED   Principal   Distribution               EXPECTED Ratings
             Approximate     Interest   Principal   WAL (yrs)   Window         Date
   Class        Size*          Type        Type                  (mos)
                                                                                               S&P        Moody's        Fitch
A-1 **        97,000,000       Fixed       SEQ        0.91      1 - 19      08/25/2015         AAA          Aaa           AAA
A-2**         47,000,000       Fixed       SEQ        2.03      19 - 30     12/25/2020         AAA          Aaa           AAA
A-3**         46,000,000       Fixed       SEQ        3.05      30 - 44     09/25/2025         AAA          Aaa           AAA
A-4 **        63,000,000       Fixed       SEQ        5.32      44 - 97     05/25/2029         AAA          Aaa           AAA
A-5 **        23,840,000       Fixed       SEQ        9.59     97 - 132     10/25/2030         AAA          Aaa           AAA
A-6 **        31,000,000       Fixed       NAS        6.40     37 - 130     10/25/2030         AAA          Aaa           AAA
A-7 **        92,160,000      Floater       PT        2.65      1 - 119     10/25/2030         AAA          Aaa           AAA
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                TO 20% CALL:
                                                               EXPECTED       Final
               EXPECTED                             EXPECTED   Principal   Distribution               EXPECTED Ratings
             Approximate     Interest   Principal   WAL (yrs)   Window         Date
   Class        Size*          Type        Type                  (mos)
                                                                                               S&P        Moody's        Fitch
A-1 **        97,000,000       Fixed       SEQ        0.91      1 - 19      08/25/2015         AAA          Aaa           AAA
A-2**         47,000,000       Fixed       SEQ        2.03      19 - 30     12/25/2020         AAA          Aaa           AAA
A-3**         46,000,000       Fixed       SEQ        3.05      30 - 44     09/25/2025         AAA          Aaa           AAA
A-4 **        63,000,000       Fixed       SEQ        5.06      44 - 71     05/25/2029         AAA          Aaa           AAA
A-5 **        23,840,000       Fixed       SEQ        5.94      71 - 71     10/25/2030         AAA          Aaa           AAA
A-6 **        31,000,000       Fixed       NAS        5.46      37 - 71     10/25/2030         AAA          Aaa           AAA
A-7 **        92,160,000      Floater       PT        2.44      1 - 71      10/25/2030         AAA          Aaa           AAA
-----------------------------------------------------------------------------------------------------------------------------------

* The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 5%.
** Priced to call.

--------------------------------------------------------------------------------
STRUCTURE:

(1) The Class A-1, Class A-2, Class A-3, Class A-4, Class A-5 and Class A-6 Certificates will be backed by Home Equity Loans in Group I. The Class A-7 Certificates will be backed by Home Equity Loans in Group II

(2) The MBIA insurance policy will provide an irrevocable and unconditional financial guaranty of timely payment of interest and ultimate payment of principal on all Classes.

(3) The [Class A-5 and Class A-6] Certificates may be subject to a Group I Net WAC Cap.

(4)  The Class A-7 Certificates are subject to the Available Funds Cap.

(5) After the Clean-up Call Date, the margin on the Class A-7 Certificates will increase to 2 times the initial margin.
--------------------------------------------------------------------------------


                                 PRICING SPEED:

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

--------------------------------------------------------------------------------
HOME EQUITY                 115% PPC
LOAN GROUP I                100% PPC assumes that prepayments start at 4% CPR in
                            month one, increase by approximately 1.455% each
                            month to 20% CPR in month twelve, and remain at 20%
                            CPR thereafter.

HOME EQUITY                 28% CPR
LOAN GROUP II
--------------------------------------------------------------------------------

CONTACT: BANC OF AMERICA SECURITIES LLC

                  MORTGAGE TRADING/SYNDICATE (704)386-7744  (704) 335-5904 (Fax)
                  Chris Hentemann           (chrishe@ncmi.com)
                  Bill Hale                 (bhale@ncmi.com)
                  Alex Cha                  (alex.i.cha@ncmi.com)
                  David Nagle               (david.w.nagle@ncmi.com)

                  MORTGAGE FINANCE          (704) 388-9668(Fax)
                  Shahid Quraishi           (704) 388-9399
                                            (shahid.h.quraishi@ncmi.com)
                  Michael Schoffelen        (704) 386-0932
                                            (michael.p.schoffelen@ncmi.com)
                  Vikas Garg                (704) 388-3681
                                            (vikas.garg@ncmi.com)
                  Kirk Meyers               (704) 388-3148
                                            (kirk.b.meyers@ncmi.com)




BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                SUMMARY OF TERMS

ISSUER:                    Centex Home Equity Loan Trust 2000-C

OFFERED CERTIFICATES:      Group I Certificates
                           Group II Certificates

GROUP I CERTIFICATES:      Class A-1 through A-6 certificates

GROUP II CERTIFICATES:     Class A-7 certificates

DEPOSITOR:                 CHEC Funding, LLC

ORIGINATOR
AND SERVICER:              Centex Home Equity Corporation

SELLERS:                   Centex Home Equity Corporation and CHEC Conduit
                           Funding, LLC

CERTIFICATE INSURER:       MBIA Insurance Corporation

CERTIFICATE RATINGS:       S&P, Moody's and Fitch

EXPECTED
SETTLEMENT DATE:           September 15, 2000 through DTC, Euroclear and
                           Clearstream Banking

DISTRIBUTION DATE:         25th of each month, or the next succeeding Business
                           Day (First Distribution Date:  October 25, 2000)

STATISTICAL
CALCULATION DATE:          August 15, 2000

CUT-OFF DATE:              September 1, 2000

DELAY DAYS:                24 days on Class A-1 through Class A-6 certificates
                           0 days on Class A-7 certificates

DAY COUNT:                 30/360 on Class A-1 through Class A-6 certificates
                           Act/360 on Class A-7 certificates

INTEREST
ACCRUAL PERIOD:            Accrues during the month preceding a Distribution
                           Date on Class A-1 through Class A-6 certificates

                           Accrues from the last Distribution Date (or the Closing Date in the case of the first Distribution
                           Date) through the day preceding the current
                           Distribution Date on Class A-7 certificates

CLEAN-UP CALL;
AUCTION SALE;

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


ADDITIONAL PRINCIPAL
DISTRIBUTION:              The clean-up call of the Trust is dependent on the
                           aggregate outstanding principal balance of the Group
                           I and Group II Home Equity Loans being reduced to
                           less than 20% of the aggregate outstanding principal
                           balance of the Group I and Group II Home Equity Loans
                           on the Cut-Off Date.





BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


                           If the clean-up call is not exercised on the first date it could have been exercised, then on the next distribution date the Trustee will begin an auction process to sell the Home Equity Loans and other trust assets. The Trustee must receive proceeds in an amount equal to or greater than the aggregate unpaid principal balance of the Offered certificates and all accrued and unpaid interest thereon and other amounts as described in the prospectus supplement, other than LIBOR carryover. If the auction is not successful, the Trustee will conduct another auction every third month thereafter.

                           If the clean-up call is not exercised, then starting on the third Distribution Date following the Distribution Date upon which the deal becomes eligible for call, all excess interest will be paid to the certificates of the related home equity loan group as an additional principal distribution amount until the certificates are paid down.

SERVICING FEE:             0.50% of the aggregate Principal Balance of the Home
                           Equity Loans

DENOMINATION:              $1,000 and multiples of $1 in excess thereof

SMMEA ELIGIBILITY:         The Class A-1 through Class A-6 certificates are NOT
                           expected to be SMMEA eligible; the Class A-7
                           certificates ARE expected to be SMMEA eligible

ERISA ELIGIBILITY:         The Certificates are expected to be ERISA eligible

TAX STATUS:                REMIC for federal income tax purposes

MORTGAGE

LOAN POOL:                 HOME EQUITY LOAN GROUP I: Consists of all Home Equity
                           Loans which accrue interest at a fixed rate

                           HOME EQUITY LOAN GROUP II: Consists of all Home
                           Equity Loans which accrue interest at an adjustable rate, including those loans which bear interest at a fixed rate for two years before beginning to adjust

CREDIT ENHANCEMENT:

                           -        MBIA Insurance Policy

                           -        Excess Interest

                           -        Overcollateralization will be built to
                                    certain target levels set by MBIA; The
                                    overcollateralization level may step-down over time

                           - Cross-collateralization: Excess interest from one loan group will be available to fund interest shortfalls, cover losses and build overcollateralization in the other loan group, according to the priority described in the Pooling and Servicing
                                    Agreement

PRINCIPAL DISTRIBUTION:

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


                           - Class A-1 through Class A-6 Certificates are paid down primarily with principal collected on the Group I Loans: first the Class A-6 is paid its Class A-6 Principal Distribution
                                    Amount, then the Class A-1 through Class A-6 are paid sequentially

                           -        Class A-7 Certificates are paid down
                                    primarily with principal collected on the Group II Loans

                           The CLASS A-6 PRINCIPAL DISTRIBUTION AMOUNT is equal to the Class A-6 Lockout Percentage multiplied by its pro-rata allocation of the Class A Principal
                           Distribution Amount for the Group I Certificates.

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


                           The Class A-6 Lockout Percentage is equal to the following:

                                Month                                      Class A-6 Lockout Percentage
                                -----                                      ----------------------------
                                October 2000 to September 2003                                     0%
                                October 2003 to September 2005                                    45%
                                October 2005 to September 2006                                    80%
                                October 2006 to September 2007                                   100%
                                October 2007 and thereafter                                      300%

CLASS A-1 THROUGH
CLASS A-6 INTEREST:

                           - Interest accrues on each class at a fixed pass-through rate.

                           - The [Class A-5 and Class A-6] certificates may be subject to an interest rate cap equal to the Group I Net WAC Cap (Group I Home
                                    Equity Loan weighted average loan rate less the servicing fee, trustee fee, and insurance policy premium).

CLASS A-7 INTEREST

                           -        The Class A-7 Pass-Through Rate adjusts
                                    monthly and is equal to the lesser of (a) 1 month LIBOR PLUS the applicable margin and
                                    (b) the Class A-7 Available Funds Cap

                           - The Class A-7 Available Funds Cap is a rate with a numerator equal to the product of i) the weighted average Loan Rate of the Group
                                    II Home Equity Loans less the Servicing Fee,
                                    Trustee Fee and the Surety Premium and ii) the aggregate loan balance of the Home
                                    Equity Loans in Group II, and a denominator equal to the outstanding balance of the Class A-7 Certificates

                           - The margin on the Class A-7 Certificates will double if the Clean-up Call is not exercised on the first possible Distribution
                                    Date

                           -        The LIBOR Carryover feature pays any unpaid
                                    Class A-7 interest from prior Distribution
                                    Dates, due to the application of the
                                    respective Available Funds Cap, on future
                                    Distribution Dates (with accrued interest thereon) to the extent funds are available;
                                    The payment of any such amount is not rated by S&P, Moody's, or Fitch or guaranteed by MBIA

DELINQUENCY
ADVANCES:                  The Servicer:

                                    1.       Advances the unpaid interest to the
                                             trust out of its own funds or out
                                             of collections on the Home Equity
                                             Loans that are not required to be
                                             distributed on the related
                                             distribution date

                                    2.       Has rights to reimbursement from
                                             the related Home Equity Loans, and
                                             if the advance is a non recoverable
                                             advance, from collections on all
                                             the Home Equity Loans. Also
                                             entitled to any amounts remaining
                                             from collections on the related
                                             Home Equity Loan group after making
                                             distributions on the related
                                             Distribution Date

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


SERVICER
ADVANCES:                  The Servicer:

                                    1.       Pays all out-of-pocket expenses to
                                             service these Home Equity Loans in
                                             connection with any related
                                             foreclosure or liquidation

                                    2.       Has rights to reimbursement limited
                                             to liquidation proceeds realized
                                             upon the liquidation of the related
                                             Home Equity Loan and from any
                                             amounts remaining from collections
                                             on the related Home Equity Loan
                                             group after making distributions on
                                             the related Distribution Date

COMPENSATING
INTEREST:                  The Servicer:

                                    1.       Will be required to remit any
                                             interest shortfalls due to the
                                             receipt of less than 30 days of
                                             accrued interest with a full
                                             prepayment

                                    2.       Has rights to reimbursement from
                                             all Home Equity Loans of the
                                             related Home Equity Loan group to
                                             the extent funds are available
                                             after making other required
                                             distributions on the related
                                             Distribution Date

                                    THIS LIABILITY IS CAPPED AT THE RELATED
                                    PERIOD'S SERVICING FEE

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          DESCRIPTION OF THE COLLATERAL
                       FIXED RATE HOME EQUITY LOAN GROUP I

SUMMARY

                                                                              TOTAL               MINIMUM               MAXIMUM
   -----------------------------------------------------------------------------------------------------------------------------
    Statistical Calculation Date Aggregate Principal Balance           $261,875,398
    Number of Loans                                                           4,291
    Average Original Loan Balance                                           $61,085                $6,000              $375,534
    Average Current Loan Balance                                            $61,029                $5,839              $375,367
    Weighted Average Combined Original LTV                                   79.54%                11.55%                99.99%
    Weighted Average Second Mortgage Ratio                                   30.31%                 5.26%                98.06%
    Weighted Average Gross Coupon                                           11.883%                6.800%               18.600%
    Weighted Average Remaining Term to Maturity (months)                        304                    57                   360
    Weighted Average Original Term (months)                                     305                    60                   360
    Weighted Average Debt to Income Ratio                                    39.00%
   -----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                                   PERCENT OF STATISTICAL
                                                                                                      CALCULATION DATE
                                                              RANGE OF MONTHS                         PRINCIPAL BALANCE
                                                              ---------------                         -----------------
             Range of Original Terms (in months)              0 to 180                                       23.49%
                                                              181 to 240                                      7.80%
                                                              241 to 360                                     68.71%

             Fully Amortizing Mortgage Loans                                                                 90.49%
             Balloon Mortgage Loans                                                                           9.51%

             Lien Position                                    First                                          92.50%
                                                              Second                                          7.50%

             Property Type                                    Single Family                                  89.86%
                                                              PUD                                             4.83%
                                                              Two- to Four-Family                             2.70%
                                                              Manufactured                                    1.16%

             Occupancy Status                                 Owner Occupied                                 96.37%
                                                              Investment                                      3.32%

             Geographic Distribution                          Texas                                          15.63%
                                                              North Carolina                                  5.61%
                                                              Florida                                         5.41%
                                                              Tennessee                                       4.91%
                                                              Ohio                                            4.07%
                                                              Other                                          64.37%

             Largest Zip Code Concentration                   80015                                           0.25%

             Credit Level*                                    A+                                              4.77%
                                                              A-1                                            25.14%
                                                              A-2                                            36.63%
                                                              B                                              17.30%

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                              C-1                                            10.15%
                                                              C-2                                             3.88%
                                                              D                                               2.13%

-----------------------------------------------------------------------------------------------------------------------------

         *Credit Level stratification above is based upon CHEC's Underwriting Guidelines and criteria.


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          DESCRIPTION OF THE COLLATERAL
                       FIXED RATE HOME EQUITY LOAN GROUP I

STATE OR TERRITORY DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                 STATISTICAL         % OF STATISTICAL
                                         NUMBER OF               CALCULATION           CALCULATION
       STATE OR TERRITORY            HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
Texas                                        747               $40,934,741.50              15.63%
North Carolina                               222                14,679,985.25               5.61
Florida                                      195                14,177,371.62               5.41
Tennessee                                    192                12,850,010.06               4.91
Ohio                                         158                10,663,585.19               4.07
Missouri                                     187                10,570,017.77               4.04
Georgia                                      117                 9,550,804.74               3.65
Louisiana                                    171                 9,417,202.18               3.60
Michigan                                     156                 8,868,736.52               3.39
Pennsylvania                                 183                 8,795,274.49               3.36
New York                                     134                 8,665,680.62               3.31
Mississippi                                  159                 8,092,352.39               3.09
Arizona                                      110                 7,959,503.55               3.04
Colorado                                      92                 7,531,387.93               2.88
New Jersey                                    66                 5,732,567.11               2.19
Wisconsin                                     96                 5,624,704.11               2.15
South Carolina                                88                 5,425,238.70               2.07
Illinois                                     100                 5,204,480.64               1.99
Oklahoma                                     113                 5,165,802.36               1.97
Indiana                                       83                 5,036,422.29               1.92
Arkansas                                      93                 4,781,083.89               1.83
Kentucky                                      74                 4,562,412.23               1.74
Virginia                                      70                 4,366,287.83               1.67
California                                    50                 4,255,653.13               1.63
Minnesota                                     64                 4,195,618.59               1.60
Iowa                                          87                 4,095,199.96               1.56
Nebraska                                      66                 3,558,582.13               1.36
Connecticut                                   42                 3,470,916.85               1.33
Washington                                    56                 3,357,395.54               1.28
Massachusetts                                 55                 3,183,200.16               1.22
Kansas                                        68                 3,068,671.93               1.17
New Mexico                                    38                 2,540,823.50               0.97
Oregon                                        27                 2,101,971.85               0.80
Maine                                         22                 1,829,785.37               0.70
New Hampshire                                 18                 1,388,379.20               0.53
Maryland                                      17                 1,284,517.33               0.49
Utah                                          14                   992,589.01               0.38
Rhode Island                                  13                   750,475.49               0.29
Idaho                                          9                   591,739.31               0.23
West Virginia                                 10                   497,224.04               0.19
Delaware                                       6                   404,652.81               0.15
Nevada                                         6                   401,437.83               0.15

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


District of Columbia                           5                   365,484.14               0.14
Vermont                                        3                   253,500.00               0.10
Montana                                        4                   238,072.06               0.09
South Dakota                                   2                   204,808.12               0.08
Wyoming                                        3                   189,046.31               0.07
                                 ------------------------------------------------------------------------
              TOTAL                        4,291              $261,875,397.63             100.00%




BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          DESCRIPTION OF THE COLLATERAL
                       FIXED RATE HOME EQUITY LOAN GROUP I

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS (1)

        RANGE OF ORIGINAL                                       STATISTICAL         % OF STATISTICAL
         COMBINED LOAN                   NUMBER OF               CALCULATION           CALCULATION
       TO VALUE RATIOS (%)           HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
          10.01 - 15.00                        6                 $126,822.40                0.05%
          15.01 - 20.00                       17                  407,116.15                0.16
          20.01 - 25.00                       15                  319,122.17                0.12
          25.01 - 30.00                       27                  798,460.97                0.30
          30.01 - 35.00                       37                1,269,282.57                0.48
          35.01 - 40.00                       53                1,712,532.77                0.65
          40.01 - 45.00                       50                2,021,136.00                0.77
          45.01 - 50.00                       89                3,410,038.18                1.30
          50.01 - 55.00                       97                3,808,995.08                1.45
          55.01 - 60.00                      136                6,107,055.14                2.33
          60.01 - 65.00                      168                6,737,882.31                2.57
          65.01 - 70.00                      284               15,985,995.49                6.10
          70.01 - 75.00                      483               25,966,630.69                9.92
          75.01 - 80.00                    1,003               60,321,980.23               23.03
          80.01 - 85.00                      834               54,641,241.01               20.87
          85.01 - 90.00                      737               59,768,662.02               22.82
          90.01 - 95.00                      166               12,505,604.15                4.78
         95.01 - 100.00                       89                5,966,840.30                2.28
                                 ------------------------------------------------------------------------
              TOTAL                        4,291             $261,875,397.63              100.00%
==========================================================================================================

                  (1) As of the Statistical Calculation Date, the weighted average Original Combined Loan-to-Value of the fixed rate Home Equity Loans is approximately 79.54%.

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          DESCRIPTION OF THE COLLATERAL
                       FIXED RATE HOME EQUITY LOAN GROUP I

MORTGAGE RATES (1)

                                                                 STATISTICAL         % OF STATISTICAL
            RANGE OF                     NUMBER OF               CALCULATION           CALCULATION
        COUPON RATES (%)             HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
          6.501 - 7.000                        1                 $182,744.05                0.07%
          7.001 - 7.500                        1                   32,000.00                0.01
          7.501 - 8.000                        3                  231,188.54                0.09
          8.001 - 8.500                       19                1,869,215.32                0.71
          8.501 - 9.000                       87                7,076,179.86                2.70
          9.001 - 9.500                       80                6,523,033.34                2.49
          9.501 - 10.000                     209               16,696,676.92                6.38
         10.001 - 10.500                     200               15,691,417.44                5.99
         10.501 - 11.000                     461               35,039,429.38               13.38
         11.001 - 11.500                     324               23,388,450.05                8.93
         11.501 - 12.000                     622               42,759,657.03               16.33
         12.001 - 12.500                     417               27,522,318.54               10.51
         12.501 - 13.000                     639               35,042,253.18               13.38
         13.001 - 13.500                     334               15,907,225.64                6.07
         13.501 - 14.000                     361               15,512,660.59                5.92
         14.001 - 14.500                     198                7,868,998.46                3.00
         14.501 - 15.000                     186                6,316,442.53                2.41
         15.001 - 15.500                      62                2,000,256.61                0.76
         15.501 - 16.000                      38                1,127,707.29                0.43
         16.001 - 16.500                      28                  677,073.90                0.26
         16.501 - 17.000                      13                  281,808.01                0.11
         17.001 - 17.500                       5                   81,478.22                0.03
         17.501 - 18.000                       1                   11,073.01                0.00
         18.001 - 18.500                       1                   20,000.00                0.01
         18.501 - 19.000                       1                   16,109.72                0.01
                                 ------------------------------------------------------------------------
              TOTAL                        4,291             $261,875,397.63              100.00%

         (1) As of the Statistical Calculation Date, the weighted average Mortgage Rate of the fixed rate Home Equity Loans is approximately 11.883%.

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          DESCRIPTION OF THE COLLATERAL
                       FIXED RATE HOME EQUITY LOAN GROUP I

CURRENT MORTGAGE LOAN PRINCIPAL BALANCE (1)

                                                                 STATISTICAL         % OF STATISTICAL
            RANGE OF                     NUMBER OF               CALCULATION           CALCULATION
        LOAN BALANCES ($)            HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
      5,000.01 - 10,000.00                    22                 $204,569.86                0.08%
      10,000.01 - 15,000.00                  151                1,968,803.01                0.75
      15,000.01 - 20,000.00                  219                3,923,712.38                1.50
      20,000.01 - 25,000.00                  257                5,871,162.33                2.24
      25,000.01 - 30,000.00                  335                9,276,404.16                3.54
      30,000.01 - 35,000.00                  280                9,155,663.88                3.50
      35,000.01 - 40,000.00                  359               13,587,965.45                5.19
      40,000.01 - 45,000.00                  266               11,363,875.87                4.34
      45,000.01 - 50,000.00                  273               13,019,216.63                4.97
      50,000.01 - 55,000.00                  258               13,555,651.35                5.18
      55,000.01 - 60,000.00                  273               15,785,364.37                6.03
      60,000.01 - 65,000.00                  210               13,169,133.60                5.03
      65,000.01 - 70,000.00                  162               10,938,659.28                4.18
      70,000.01 - 75,000.00                  128                9,289,137.45                3.55
      75,000.01 - 80,000.00                  130               10,111,143.82                3.86
      80,000.01 - 85,000.00                  112                9,254,256.20                3.53
      85,000.01 - 90,000.00                   88                7,705,322.47                2.94
      90,000.01 - 95,000.00                   83                7,689,152.92                2.94
      95,000.01 - 100,000.00                  79                7,734,759.39                2.95
     100,000.01 - 105,000.00                  60                6,169,075.27                2.36
     105,000.01 - 110,000.00                  67                7,199,494.57                2.75
     110,000.01 - 115,000.00                  56                6,292,086.29                2.40
     115,000.01 - 120,000.00                  41                4,827,213.07                1.84
     120,000.01 - 125,000.00                  33                4,048,189.80                1.55
     125,000.01 - 130,000.00                  43                5,468,211.23                2.09
     130,000.01 - 135,000.00                  31                4,118,906.59                1.57
     135,000.01 - 140,000.00                  35                4,825,230.52                1.84
     140,000.01 - 145,000.00                  31                4,425,159.56                1.69
     145,000.01 - 150,000.00                  16                2,365,161.65                0.90
     150,000.01 - 200,000.00                 117               19,927,838.54                7.61
     200,000.01 - 250,000.00                  53               11,875,200.85                4.53
     250,000.01 - 300,000.00                  15                4,044,522.12                1.54
     300,000.01 - 350,000.00                   5                1,577,479.14                0.60
     350,000.01 - 400,000.00                   3                1,107,674.01                0.42
                                 ------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


              TOTAL                        4,291             $261,875,397.63              100.00%

         (1) As of the Statistical Calculation Date, the average outstanding principal balance of the fixed rate Home Equity Loans is approximately $61,029.









BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          DESCRIPTION OF THE COLLATERAL
                       FIXED RATE HOME EQUITY LOAN GROUP I

TYPE OF MORTGAGE PROPERTIES

                                                                 STATISTICAL         % OF STATISTICAL
                                         NUMBER OF               CALCULATION           CALCULATION
          PROPERTY TYPE              HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
Single Family                              3,926             $235,315,326.82               89.86%
PUD                                          119               12,658,809.55                4.83
Two- to Four-Family                          117                7,074,225.35                2.70
Manufactured Housing                          58                3,043,173.21                1.16
Condominium                                   42                2,174,792.59                0.83
Townhouse                                     29                1,609,070.11                0.61
                                 ------------------------------------------------------------------------
              TOTAL                        4,291             $261,875,397.63              100.00%

ORIGINAL TERM TO MATURITY (1)

                                                                 STATISTICAL         % OF STATISTICAL
          ORIGINAL TERM                  NUMBER OF               CALCULATION           CALCULATION
      TO MATURITY (MONTHS)           HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
             0 - 60                           34                 $656,998.08                0.25%
            61 - 120                         291                8,898,614.49                3.40
            121 - 180                      1,056               51,971,311.77               19.85
            181 - 240                        407               20,422,260.54                7.80
            241 - 300                         46                2,717,381.88                1.04
            301 - 360                      2,457              177,208,830.87               67.67
                                 ------------------------------------------------------------------------
              TOTAL                        4,291             $261,875,397.63              100.00%

         (1) As of the Statistical Calculation Date, the weighted average Original Term of the fixed rate Home Equity Loans is approximately 305 months.

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          DESCRIPTION OF THE COLLATERAL
                       FIXED RATE HOME EQUITY LOAN GROUP I

REMAINING TERM TO MATURITY (1)

                                                                 STATISTICAL         % OF STATISTICAL
         REMAINING TERM                  NUMBER OF               CALCULATION           CALCULATION
      TO MATURITY (MONTHS)           HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
             0 - 60                           34                 $656,998.08                0.25%
            61 - 120                         291                8,898,614.49                3.40
            121 - 180                      1,056               51,971,311.77               19.85
            181 - 240                        407               20,422,260.54                7.80
            241 - 300                         46                2,717,381.88                1.04
            301 - 360                      2,457              177,208,830.87               67.67
                                 ------------------------------------------------------------------------
              TOTAL                        4,291             $261,875,397.63              100.00%

         (1) As of the Statistical Calculation Date, the weighted average Remaining Term of the fixed rate Home Equity Loans is approximately 304 months.

SEASONING (1)

                                                                 STATISTICAL         % OF STATISTICAL
                                         NUMBER OF               CALCULATION           CALCULATION
       SEASONING (MONTHS)            HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
                0                          1,937             $120,945,807.11               46.18%
              1 - 6                        2,331              139,495,798.39               53.27
             7 - 12                           13                  833,653.15                0.32
             13 - 18                           4                  284,016.55                0.11
             19 - 24                           3                  193,242.42                0.07
             25 - 30                           1                   34,714.09                0.01
             31 - 42                           2                   88,165.92                0.03
                                 ------------------------------------------------------------------------
              TOTAL                        4,291             $261,875,397.63              100.00%

         (1) As of the Statistical Calculation Date, the weighted average Seasoning of the fixed rate Home Equity Loans is approximately 1 month.

OCCUPANCY TYPES

                                                                 STATISTICAL         % OF STATISTICAL
                                         NUMBER OF               CALCULATION           CALCULATION
        OCCUPANCY STATUS             HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
Primary Home                               4,070             $252,363,842.22               96.37%
Investment Property                          204                8,686,021.95                3.32

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Second Home                                   17                  825,533.46                0.32
                                 ------------------------------------------------------------------------
              TOTAL                        4,291             $261,875,397.63              100.00%






BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                         DESCRIPTION OF THE COLLATERAL
                       FIXED RATE HOME EQUITY LOAN GROUP I

LIEN POSITION

                                                                 STATISTICAL         % OF STATISTICAL
                                         NUMBER OF               CALCULATION           CALCULATION
          LIEN POSITION              HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
1st Lien                                   3,638             $242,227,182.91               92.50%
2nd Lien                                     653               19,648,214.72                7.50
                                 ------------------------------------------------------------------------
              TOTAL                        4,291             $261,875,397.63              100.00%

DOCUMENTATION OF MORTGAGE LOANS

                                                                 STATISTICAL         % OF STATISTICAL
                                         NUMBER OF               CALCULATION           CALCULATION
       DOCUMENTATION TYPE            HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
Full Documentation                         3,878             $232,739,647.31               88.87%
Stated Income                                287               18,315,576.10                6.99
Limited Documentation                        126               10,820,174.22                4.13
                                 ------------------------------------------------------------------------
              TOTAL                        4,291             $261,875,397.63              100.00%

CREDIT GRADE

                                                                 STATISTICAL         % OF STATISTICAL
                                         NUMBER OF               CALCULATION           CALCULATION
          CREDIT GRADE               HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
               A+                            198              $12,501,613.65                4.77%
               A-1                           974               65,829,026.30               25.14
               A-2                         1,492               95,932,000.73               36.63
               B                             778               45,293,171.30               17.30
               C-1                           534               26,579,853.09               10.15
               C-2                           195               10,155,331.48                3.88
               D                             120                5,584,401.08                2.13
                                 ------------------------------------------------------------------------
              TOTAL                        4,291             $261,875,397.63              100.00%


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          DESCRIPTION OF THE COLLATERAL
                       FIXED RATE HOME EQUITY LOAN GROUP I

RANGE OF SECOND MORTGAGE RATIOS (1)

                                                                 STATISTICAL         % OF STATISTICAL
         RANGE OF SECOND                 NUMBER OF               CALCULATION           CALCULATION
       MORTGAGE RATES (%)            HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
   Less than or equal to 10.00                21                 $312,492.18                1.59%
          10.01 - 15.00                       82                1,626,392.45                8.28
          15.01 - 20.00                      137                3,130,809.54               15.93
          20.01 - 25.00                      119                3,264,846.49               16.62
          25.01 - 30.00                       96                3,343,021.06               17.01
          30.01 - 35.00                       67                2,144,618.52               10.92
          35.01 - 40.00                       46                1,638,555.36                8.34
          40.01 - 45.00                       31                1,344,608.33                6.84
          45.01 - 50.00                       21                1,009,774.59                5.14
          50.01 - 55.00                       14                  774,698.97                3.94
          55.01 - 60.00                        5                  124,568.80                0.63
          60.01 - 65.00                        5                  197,814.00                1.01
          65.01 - 70.00                        5                  583,146.82                2.97
          70.01 - 75.00                        1                   26,454.23                0.13
          75.01 - 80.00                        1                   43,961.17                0.22
          90.01 - 95.00                        1                   24,795.21                0.13
         95.01 - 100.00                        1                   57,657.00                0.29
                                 ------------------------------------------------------------------------
              TOTAL                          653              $19,648,214.72              100.00%
==========================================================================================================

                  (1) Applies only to the Home Equity Loans in the second lien position. The Second Mortgage Ratios shown above are equal to, with respect to each Home Equity Loan in the second lien position, the original principal balance of the Home Equity Loan at the date of origination divided by the sum of (a) the original principal balance of the Home Equity Loan at the date of origination and (b) the remaining principal balance of the senior lien on the related Mortgaged Property at the date of origination of the Home Equity Loan.

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          DESCRIPTION OF THE COLLATERAL
                    ADJUSTABLE RATE HOME EQUITY LOAN GROUP II

SUMMARY

                                                                                 TOTAL              MINIMUM               MAXIMUM
   -------------------------------------------------------------------------------------------------------------------------------
    Statistical Calculation Date Aggregate Principal Balance              $78,419,807
    Number of Loans                                                               795
    Average Original Loan Balance                                             $98,678               $12,473              $477,500
    Average Current Loan Balance                                              $98,641               $12,473              $477,225
    Weighted Average Combined Original LTV                                     82.83%                15.44%                99.98%
    Weighted Average Gross Coupon                                             11.339%                7.250%               15.600%
    Weighted Average Remaining Term to Maturity (months)                          359                   180                   360
    Weighted Average Original Term (months)                                       359                   180                   360
    Weighted Average Gross Margin                                              5.862%                1.150%               10.900%
    Weighted Average Gross Lifetime Cap                                       18.316%               14.250%               22.600%
    Weighted Average Periodic Cap                                              1.000%                1.000%                1.000%
    Weighted Average Debt to Income Ratio                                      41.61%
   -------------------------------------------------------------------------------------------------------------------------------

   -------------------------------------------------------------------------------------------------------------------------------
                                                                                                    PERCENT OF STATISTICAL
                                                                                                       CALCULATION DATE
                                                                                                      PRINCIPAL BALANCE
             Original Term (in months)                           360                                           99.57%

             2/28 Arms                                                                                         84.72%
             6 Month Arms                                                                                      15.28%

             Index                                               6 Month LIBOR                                100.00%

             Lien Position                                       First                                        100.00%

             Property Type                                       Single Family                                 86.43%
                                                                 PUD                                            8.21%
                                                                 Two- to Four-Family                            3.18%
                                                                 Manufactured                                   0.93%

             Occupancy Status                                    Owner Occupied                                98.38%
                                                                 Investment                                     1.27%

             Geographic Distribution                             California                                    15.76%
                                                                 Ohio                                          10.60%
                                                                 Arizona                                        8.13%
                                                                 North Carolina                                 5.69%
                                                                 Georgia                                        5.61%
                                                                 Other                                         54.20%

             Largest Zip Code Concentration                      34759                                          1.01%

             Credit Level*                                       A+                                             0.77%
                                                                 A-1                                           15.69%
                                                                 A-2                                           46.34%
                                                                 B                                             21.64%
                                                                 C-1                                           10.25%

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                                                 C-2                                            5.03%
                                                                 D                                              0.28%
   -------------------------------------------------------------------------------------------------------------------------------
         * Credit Level stratification above is based upon CHEC's Underwriting
Guidelines and criteria.



BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          DESCRIPTION OF THE COLLATERAL
                    ADJUSTABLE RATE HOME EQUITY LOAN GROUP II

STATE OR TERRITORY DISTRIBUTION OF MORTGAGED PROPERTIES

                                                                 STATISTICAL         % OF STATISTICAL
                                         NUMBER OF               CALCULATION           CALCULATION
       STATE OR TERRITORY            HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
California                                    77              $12,362,603.26               15.76%
Ohio                                          98                8,312,151.97               10.60
Arizona                                       61                6,374,036.18                8.13
North Carolina                                54                4,462,470.60                5.69
Georgia                                       39                4,402,503.42                5.61
Florida                                       46                4,033,356.69                5.14
Washington                                    25                3,428,431.49                4.37
Texas                                         27                2,654,345.36                3.38
Wisconsin                                     23                2,262,951.94                2.89
Tennessee                                     24                2,190,485.21                2.79
Pennsylvania                                  36                2,155,142.82                2.75
Michigan                                      29                2,006,814.60                2.56
New York                                      21                1,845,566.35                2.35
Nevada                                        13                1,701,128.63                2.17
Utah                                          13                1,698,323.97                2.17
New Jersey                                    11                1,674,640.09                2.14
Illinois                                      21                1,561,264.94                1.99
Kentucky                                      16                1,486,293.82                1.90
South Carolina                                18                1,306,042.76                1.67
Colorado                                       8                1,171,910.66                1.49
Massachusetts                                  7                1,170,300.73                1.49
Oregon                                        10                1,153,088.54                1.47
Missouri                                      16                  983,491.70                1.25
Indiana                                       15                  931,324.44                1.19
Minnesota                                      9                  903,918.67                1.15
Virginia                                       7                  820,019.39                1.05
Louisiana                                      8                  796,462.56                1.02
Mississippi                                   12                  645,540.29                0.82
New Mexico                                     5                  635,058.48                0.81
Connecticut                                    5                  529,836.09                0.68
Idaho                                          5                  446,387.64                0.57
Maine                                          7                  408,711.11                0.52
Maryland                                       3                  302,584.86                0.39
Iowa                                           5                  268,735.41                0.34
Oklahoma                                       6                  244,145.91                0.31
Kansas                                         4                  237,745.77                0.30
West Virginia                                  3                  187,978.46                0.24
District of Columbia                           1                  179,200.00                0.23
Arkansas                                       3                  173,538.20                0.22
New Hampshire                                  1                  111,573.60                0.14
Wyoming                                        2                  103,549.89                0.13

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


Nebraska                                       1                   96,150.00                0.12
                                 ------------------------------------------------------------------------
              TOTAL                          795             $ 78,419,806.50              100.00%







BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          DESCRIPTION OF THE COLLATERAL
                    ADJUSTABLE RATE HOME EQUITY LOAN GROUP II

ORIGINAL COMBINED LOAN-TO-VALUE RATIOS (1)

            RANGE OF                                             STATISTICAL         % OF STATISTICAL
        ORIGINAL COMBINED                NUMBER OF               CALCULATION           CALCULATION
    LOAN TO VALUE RATIOS (%)         HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
          15.01 - 20.00                        1                  $23,000.00                0.03%
          20.01 - 25.00                        1                   21,741.06                0.03
          25.01 - 30.00                        2                   32,472.87                0.04
          30.01 - 35.00                        5                  280,139.93                0.36
          35.01 - 40.00                        1                   84,975.62                0.11
          40.01 - 45.00                        4                  164,177.63                0.21
          45.01 - 50.00                        5                  173,851.56                0.22
          50.01 - 55.00                        3                  181,961.81                0.23
          55.01 - 60.00                       13                1,011,207.53                1.29
          60.01 - 65.00                       16                1,697,497.94                2.16
          65.01 - 70.00                       32                2,680,542.60                3.42
          70.01 - 75.00                       57                6,332,673.23                8.08
          75.01 - 80.00                      182               16,126,110.27               20.56
          80.01 - 85.00                      193               17,929,867.64               22.86
          85.01 - 90.00                      227               27,067,311.21               34.52
          90.01 - 95.00                       42                3,820,717.93                4.87
         95.01 - 100.00                       11                  791,557.67                1.01
                                 ------------------------------------------------------------------------
              TOTAL                          795              $78,419,806.50              100.00%
==========================================================================================================

                  (1) As of the Statistical Calculation Date, the weighted average Original Combined Loan-to-Value of the adjustable rate Home Equity Loans is approximately 82.83%.


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          DESCRIPTION OF THE COLLATERAL
                    ADJUSTABLE RATE HOME EQUITY LOAN GROUP II

MORTGAGE RATES (1)

                                                                 STATISTICAL         % OF STATISTICAL
            RANGE OF                     NUMBER OF               CALCULATION           CALCULATION
        COUPON RATES (%)             HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
          7.001 - 7.500                        1                 $110,463.76                0.14%
          7.501 - 8.000                        1                  203,407.14                0.26
          8.001 - 8.500                        1                   74,272.35                0.09
          8.501 - 9.000                       18                2,442,231.86                3.11
          9.001 - 9.500                       13                1,929,538.88                2.46
         9.501 - 10.000                       57                6,464,507.80                8.24
         10.001 - 10.500                      58                6,861,839.97                8.75
         10.501 - 11.000                     145               14,958,000.62               19.07
         11.001 - 11.500                     112               10,896,955.24               13.90
         11.501 - 12.000                     173               16,855,644.24               21.49
         12.001 - 12.500                      91                7,768,876.12                9.91
         12.501 - 13.000                      75                5,889,623.07                7.51
         13.001 - 13.500                      23                2,282,915.51                2.91
         13.501 - 14.000                      18                1,313,610.59                1.68
         14.001 - 14.500                       6                  298,709.70                0.38
         14.501 - 15.000                       2                   54,214.65                0.07
         15.501 - 16.000                       1                   14,995.00                0.02
                                 ------------------------------------------------------------------------
              TOTAL                          795              $78,419,806.50              100.00%

         (1) As of the Statistical Calculation Date, the weighted average Mortgage Rate of the adjustable rate Home Equity Loans is approximately 11.339%.


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          DESCRIPTION OF THE COLLATERAL
                    ADJUSTABLE RATE HOME EQUITY LOAN GROUP II

CURRENT MORTGAGE LOAN PRINCIPAL BALANCE (1)

                                                                 STATISTICAL         % OF STATISTICAL
            RANGE OF                     NUMBER OF               CALCULATION           CALCULATION
        LOAN BALANCES ($)            HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
      10,000.01 - 15,000.00                    4                  $52,900.94                0.07%
      15,000.01 - 20,000.00                    3                   58,437.63                0.07
      20,000.01 - 25,000.00                   11                  253,984.20                0.32
      25,000.01 - 30,000.00                   16                  454,536.88                0.58
      30,000.01 - 35,000.00                   19                  614,552.00                0.78
      35,000.01 - 40,000.00                   17                  646,759.21                0.82
      40,000.01 - 45,000.00                   27                1,151,288.58                1.47
      45,000.01 - 50,000.00                   29                1,363,069.88                1.74
      50,000.01 - 55,000.00                   38                2,003,191.43                2.55
      55,000.01 - 60,000.00                   46                2,663,377.01                3.40
      60,000.01 - 65,000.00                   40                2,518,800.68                3.21
      65,000.01 - 70,000.00                   44                2,972,507.15                3.79
      70,000.01 - 75,000.00                   36                2,615,985.27                3.34
      75,000.01 - 80,000.00                   35                2,716,236.44                3.46
      80,000.01 - 85,000.00                   32                2,639,651.62                3.37
      85,000.01 - 90,000.00                   33                2,879,328.71                3.67
      90,000.01 - 95,000.00                   24                2,223,671.29                2.84
     95,000.01 - 100,000.00                   38                3,693,199.52                4.71
     100,000.01 - 105,000.00                  35                3,587,038.58                4.57
     105,000.01 - 110,000.00                  27                2,914,938.70                3.72
     110,000.01 - 115,000.00                  21                2,361,859.42                3.01
     115,000.01 - 120,000.00                  20                2,346,252.20                2.99
     120,000.01 - 125,000.00                  11                1,351,213.59                1.72
     125,000.01 - 130,000.00                  17                2,162,156.80                2.76
     130,000.01 - 135,000.00                  20                2,661,438.78                3.39
     135,000.01 - 140,000.00                  10                1,372,384.69                1.75
     140,000.01 - 145,000.00                  13                1,853,840.73                2.36
     145,000.01 - 150,000.00                   6                  888,521.51                1.13
     150,000.01 - 200,000.00                  75               12,969,337.16               16.54
     200,000.01 - 250,000.00                  26                5,742,003.74                7.32
     250,000.01 - 300,000.00                  14                3,831,630.64                4.89
     300,000.01 - 350,000.00                   6                1,981,077.87                2.53
     350,000.01 - 400,000.00                   1                  397,408.90                0.51
     450,000.01 - 500,000.00                   1                  477,224.75                0.61
                                 ------------------------------------------------------------------------

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


              TOTAL                          795              $78,419,806.50              100.00%

         (1) As of the Statistical Calculation Date, the average outstanding principal balance of the adjustable rate Home Equity Loans is approximately $98,641.







BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          DESCRIPTION OF THE COLLATERAL
                    ADJUSTABLE RATE HOME EQUITY LOAN GROUP II

TYPE OF MORTGAGE PROPERTIES

                                                                 STATISTICAL         % OF STATISTICAL
                                         NUMBER OF               CALCULATION           CALCULATION
          PROPERTY TYPE              HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
Single Family                                696              $67,777,694.43               86.43%
PUD                                           45                6,436,151.95                8.21
Two- to Four-Family                           28                2,491,567.31                3.18
Manufactured Housing                          11                  727,189.75                0.93
Condominium                                    7                  510,000.29                0.65
Townhouse                                      8                  477,202.77                0.61
                                 ------------------------------------------------------------------------
              TOTAL                          795              $78,419,806.50              100.00%

ORIGINAL TERM TO MATURITY (1)

                                                                 STATISTICAL         % OF STATISTICAL
          ORIGINAL TERM                  NUMBER OF               CALCULATION           CALCULATION
      TO MATURITY (MONTHS)           HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
            121 - 180                          1                  $67,696.77                0.09%
            181 - 240                          3                  271,255.89                0.35
            301 - 360                        791               78,080,853.84               99.57
                                 ------------------------------------------------------------------------
              TOTAL                          795              $78,419,806.50              100.00%

         (1) As of the Statistical Calculation Date, the weighted average Original Term of the adjustable rate Home Equity Loans is approximately 359 months.


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          DESCRIPTION OF THE COLLATERAL
                    ADJUSTABLE RATE HOME EQUITY LOAN GROUP II

REMAINING TERM TO MATURITY (1)

                                                                 STATISTICAL         % OF STATISTICAL
         REMAINING TERM                  NUMBER OF               CALCULATION           CALCULATION
      TO MATURITY (MONTHS)           HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
            121 - 180                          1                  $67,696.77                0.09%
            181 - 240                          3                  271,255.89                0.35
            301 - 360                        791               78,080,853.84               99.57
                                 ------------------------------------------------------------------------
              TOTAL                          795              $78,419,806.50              100.00%

         (1) As of the Statistical Calculation Date, the weighted average Remaining Term of the adjustable rate Home Equity Loans is approximately 359 months.

SEASONING (1)

                                                                 STATISTICAL         % OF STATISTICAL
                                         NUMBER OF               CALCULATION           CALCULATION
       SEASONING (MONTHS)            HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
                0                            327              $30,892,433.51               39.39%
              1 - 6                          467               47,468,026.02               60.53
             7 - 12                            1                   59,346.97                0.08
                                 ------------------------------------------------------------------------
              TOTAL                          795              $78,419,806.50              100.00%

         (1) As of the Statistical Calculation Date, the weighted average Seasoning of the adjustable rate Home Equity Loans is approximately 1 month.

OCCUPANCY TYPES

                                                                 STATISTICAL         % OF STATISTICAL
                                         NUMBER OF               CALCULATION           CALCULATION
        OCCUPANCY STATUS             HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
Primary Home                                 774              $77,152,113.86               98.38%
Investment Property                           18                  996,214.89                1.27
Second Home                                    3                  271,477.75                0.35
                                 ------------------------------------------------------------------------
              TOTAL                          795              $78,419,806.50              100.00%


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          DESCRIPTION OF THE COLLATERAL
                    ADJUSTABLE RATE HOME EQUITY LOAN GROUP II

DOCUMENTATION OF MORTGAGE LOANS

                                                                 STATISTICAL         % OF STATISTICAL
                                         NUMBER OF               CALCULATION           CALCULATION
       DOCUMENTATION TYPE            HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
Full Documentation                           713              $67,142,849.42               85.62%
Stated Income                                 56                7,206,227.93                9.19
Limited Documentation                         26                4,070,729.15                5.19
                                 ------------------------------------------------------------------------
              TOTAL                          795              $78,419,806.50              100.00%

CREDIT GRADE

                                                                 STATISTICAL         % OF STATISTICAL
                                         NUMBER OF               CALCULATION           CALCULATION
          CREDIT GRADE               HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
               A+                              4                 $602,944.34                0.77%
               A-1                           100               12,306,106.47               15.69
               A-2                           341               36,337,514.80               46.34
               B                             194               16,968,507.88               21.64
               C-1                           108                8,039,948.57               10.25
               C-2                            46                3,945,967.55                5.03
               D                               2                  218,816.89                0.28
                                 ------------------------------------------------------------------------
              TOTAL                          795              $78,419,806.50              100.00%


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          DESCRIPTION OF THE COLLATERAL
                    ADJUSTABLE RATE HOME EQUITY LOAN GROUP II

MARGIN (1)

                                                                 STATISTICAL         % OF STATISTICAL
            RANGE OF                     NUMBER OF               CALCULATION           CALCULATION
        GROSS MARGIN (%)             HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
          1.001 - 1.500                        1                 $110,463.76                0.14%
          2.501 - 3.000                        7                  692,777.71                0.88
          3.001 - 3.500                        5                  582,455.62                0.74
          3.501 - 4.000                       21                2,223,871.25                2.84
          4.001 - 4.500                       41                4,833,876.92                6.16
          4.501 - 5.000                       81                8,191,828.20               10.45
          5.001 - 5.500                      109               10,712,904.04               13.66
          5.501 - 6.000                      153               15,374,532.81               19.61
          6.001 - 6.500                      162               16,218,786.01               20.68
          6.501 - 7.000                       95                8,802,608.71               11.22
          7.001 - 7.500                       56                4,959,240.44                6.32
          7.501 - 8.000                       37                3,848,138.35                4.91
          8.001 - 8.500                       16                1,301,510.87                1.66
          8.501 - 9.000                        5                  337,579.56                0.43
          9.001 - 9.500                        4                  195,343.36                0.25
         9.501 - 10.000                        1                   18,893.89                0.02
         10.501 - 11.000                       1                   14,995.00                0.02
                                 ------------------------------------------------------------------------
              TOTAL                          795              $78,419,806.50              100.00%

         (1) As of the Statistical Calculation Date, the weighted average Margin of the adjustable rate Home Equity Loans is approximately 5.862%.


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                          DESCRIPTION OF THE COLLATERAL
                    ADJUSTABLE RATE HOME EQUITY LOAN GROUP II

MAXIMUM RATES (1)

                                                                 STATISTICAL         % OF STATISTICAL
            RANGE OF                     NUMBER OF               CALCULATION           CALCULATION
        MAXIMUM RATES (%)            HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
         14.001 - 14.500                       1                 $110,463.76                0.14%
         14.501 - 15.000                       2                  273,728.81                0.35
         15.001 - 15.500                       1                   74,272.35                0.09
         15.501 - 16.000                      17                2,371,910.19                3.02
         16.001 - 16.500                      16                2,274,801.56                2.90
         16.501 - 17.000                      60                6,758,737.70                8.62
         17.001 - 17.500                      57                6,991,276.41                8.92
         17.501 - 18.000                     148               15,163,856.72               19.34
         18.001 - 18.500                     111               10,477,456.12               13.36
         18.501 - 19.000                     168               16,406,546.31               20.92
         19.001 - 19.500                      90                7,713,676.12                9.84
         19.501 - 20.000                      74                5,838,635.00                7.45
         20.001 - 20.500                      23                2,282,915.51                2.91
         20.501 - 21.000                      18                1,313,610.59                1.68
         21.001 - 21.500                       6                  298,709.70                0.38
         21.501 - 22.000                       2                   54,214.65                0.07
         22.501 - 23.000                       1                   14,995.00                0.02
                                 ------------------------------------------------------------------------
              TOTAL                          795              $78,419,806.50              100.00%

         (1) As of the Statistical Calculation Date, the weighted average Maximum Rate of the adjustable rate Home Equity Loans is approximately 18.316%

NEXT ADJUSTMENT DATE

                                                                 STATISTICAL         % OF STATISTICAL
          NEXT INTEREST                  NUMBER OF               CALCULATION           CALCULATION
         ADJUSTMENT DATE             HOME EQUITY LOANS        DATE LOAN BALANCE     DATE LOAN BALANCE
             Dec-00                           33               $4,142,152.78                5.28%
             Jan-01                           46                4,804,031.31                6.13
             Feb-01                           33                3,038,004.02                3.87
             Jan-02                            3                  331,955.99                0.42
             Feb-02                            1                   32,334.61                0.04
             Mar-02                            3                  344,765.63                0.44
             Apr-02                            2                  256,464.14                0.33
             May-02                           17                1,813,790.42                2.31

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


             Jun-02                          195               19,027,950.51               24.26
             Jul-02                          258               25,449,422.55               32.45
             Aug-02                          204               19,178,934.54               24.46
                                 ------------------------------------------------------------------------
              TOTAL                          795              $78,419,806.50              100.00%

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                           BOND SUMMARY (TO MATURITY)

PREPAYMENT SCENARIOS

                                    I            II            III           IV             V            VI            VII
Fixed Rate - PPC                   50%           75%           100%         115%          150%          200%          250%
Adjustable Rate - CPR              12%           18%           24%           28%           36%           50%           60%

A-1 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SCENARIO          I            II            III           IV             V            VI            VII
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               1.57          1.19           0.99         0.91          0.77          0.66          0.58
Modified Duration (yrs.)*         1.41          1.09           0.92         0.84          0.73          0.62          0.55
First Principal Payment Date   10/25/2000    10/25/2000     10/25/2000   10/25/2000    10/25/2000    10/25/2000    10/25/2000
Last Principal Payment Date    11/25/2003    12/25/2002     06/25/2002   04/25/2002    12/25/2001    10/25/2001    08/25/2001
Payment Windows (mos.)             38            27             21           19            15            13            11


A-2 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SCENARIO          I            II            III           IV             V            VI            VII
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               4.23          2.95           2.29         2.03          1.63          1.29          1.10
Modified Duration (yrs.)*         3.51          2.56           2.04         1.83          1.48          1.19          1.02
First Principal Payment Date   11/25/2003    12/25/2002     06/25/2002   04/25/2002    12/25/2001    10/25/2001    08/25/2001
Last Principal Payment Date    01/25/2006    05/25/2004     07/25/2003   03/25/2003    08/25/2002    03/25/2002    12/25/2001
Payment Windows (mos.)             27            18             14           12             9             6             5


A-3 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SCENARIO          I            II            III           IV             V            VI            VII
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               7.03          4.65           3.50         3.05          2.36          1.80          1.47
Modified Duration (yrs.)*         5.26          3.79           2.97         2.63          2.09          1.63          1.35
First Principal Payment Date   01/25/2006    05/25/2004     07/25/2003   03/25/2003    08/25/2002    03/25/2002    12/25/2001
Last Principal Payment Date    12/25/2009    06/25/2006     12/25/2004   05/25/2004    07/25/2003    10/25/2002    05/25/2002
Payment Windows (mos.)             48            26             18           15            12             8             6


A-4 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SCENARIO          I            II            III           IV             V            VI            VII
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               12.85         8.84           6.35         5.32          3.88          2.77          2.12
Modified Duration (yrs.)*         7.84          6.13           4.81         4.19          3.23          2.41          1.89
First Principal Payment Date   12/25/2009    06/25/2006     12/25/2004   05/25/2004    07/25/2003    10/25/2002    05/25/2002
Last Principal Payment Date    10/25/2016    12/25/2012     02/25/2010   10/25/2008    01/25/2006    05/25/2004    06/25/2003
Payment Windows (mos.)             83            79             63           54            31            20            14

*  MODIFIED DURATION IS CALCULATED ASSUMING A PRICE OF PAR.

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


PREPAYMENT SCENARIOS

                                    I            II            III           IV             V            VI            VII
Fixed Rate - PPC                   50%           75%           100%         115%          150%          200%          250%
Adjustable Rate - CPR              12%           18%           24%           28%           36%           50%           60%


A-5 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SCENARIO          I            II            III           IV             V            VI            VII
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               17.90         13.72         10.89         9.59          6.89          4.39          3.15
Modified Duration (yrs.)*         9.11          7.98           6.97         6.42          5.07          3.56          2.69
First Principal Payment Date   10/25/2016    12/25/2012     02/25/2010   10/25/2008    01/25/2006    05/25/2004    06/25/2003
Last Principal Payment Date    04/25/2020    08/25/2015     01/25/2013   09/25/2011    07/25/2009    05/25/2006    05/25/2004
Payment Windows (mos.)             43            33             36           36            43            25            12

A-6 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SCENARIO          I            II            III           IV             V            VI            VII
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               8.26          7.34           6.69         6.40          5.84          5.07          4.03
Modified Duration (yrs.)*         5.83          5.38           5.03         4.87          4.54          4.06          3.37
First Principal Payment Date   10/25/2003    10/25/2003     10/25/2003   10/25/2003    10/25/2003    10/25/2003    10/25/2003
Last Principal Payment Date    02/25/2020    08/25/2015     11/25/2012   07/25/2011    05/25/2009    06/25/2007    08/25/2005
Payment Windows (mos.)             197           143           110           94            68            45            23

A-7 (TO MATURITY)
---------------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SCENARIO          I            II            III           IV             V            VI            VII
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               6.08          4.15           3.11         2.65          2.00          1.33          0.98
Modified Duration (yrs.)*         4.25          3.18           2.51         2.19          1.72          1.19          0.90
First Principal Payment Date   10/25/2000    10/25/2000     10/25/2000   10/25/2000    10/25/2000    10/25/2000    10/25/2000
Last Principal Payment Date    06/25/2019    10/25/2014     12/25/2011   08/25/2010    07/25/2008    06/25/2006    01/25/2004
Payment Windows (mos.)             225           169           135           119           94            69            40

*  MODIFIED DURATION IS CALCULATED ASSUMING A PRICE OF PAR.

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                             BOND SUMMARY (TO CALL)

PREPAYMENT SCENARIOS

                                    I            II            III           IV             V            VI            VII
Fixed Rate - PPC                   50%           75%           100%         115%          150%          200%          250%
Adjustable Rate - CPR              12%           18%           24%           28%           36%           50%           60%


A-1 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SCENARIO          I            II            III           IV             V            VI            VII
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               1.57          1.19           0.99         0.91          0.77          0.66          0.58
Modified Duration (yrs.)*         1.41          1.09           0.92         0.84          0.73          0.62          0.55
First Principal Payment Date   10/25/2000    10/25/2000     10/25/2000   10/25/2000    10/25/2000    10/25/2000    10/25/2000
Last Principal Payment Date    11/25/2003    12/25/2002     06/25/2002   04/25/2002    12/25/2001    10/25/2001    08/25/2001
Payment Windows (mos.)             38            27             21           19            15            13            11


A-2 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SCENARIO          I            II            III           IV             V            VI            VII
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               4.23          2.95           2.29         2.03          1.63          1.29          1.10
Modified Duration (yrs.)*         3.51          2.56           2.04         1.83          1.48          1.19          1.02
First Principal Payment Date   11/25/2003    12/25/2002     06/25/2002   04/25/2002    12/25/2001    10/25/2001    08/25/2001
Last Principal Payment Date    01/25/2006    05/25/2004     07/25/2003   03/25/2003    08/25/2002    03/25/2002    12/25/2001
Payment Windows (mos.)             27            18             14           12             9             6             5


A-3 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SCENARIO          I            II            III           IV             V            VI            VII
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               7.03          4.65           3.50         3.05          2.36          1.80          1.47
Modified Duration (yrs.)*         5.26          3.79           2.97         2.63          2.09          1.63          1.35
First Principal Payment Date   01/25/2006    05/25/2004     07/25/2003   03/25/2003    08/25/2002    03/25/2002    12/25/2001
Last Principal Payment Date    12/25/2009    06/25/2006     12/25/2004   05/25/2004    07/25/2003    10/25/2002    05/25/2002
Payment Windows (mos.)             48            26             18           15            12             8             6


A-4 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SCENARIO          I            II            III           IV             V            VI            VII
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               12.00         8.07           5.89         5.06          3.79          2.73          2.11
Modified Duration (yrs.)*         7.55          5.79           4.56         4.04          3.17          2.38          1.88
First Principal Payment Date   12/25/2009    06/25/2006     12/25/2004   05/25/2004    07/25/2003    10/25/2002    05/25/2002
Last Principal Payment Date    07/25/2013    09/25/2009     07/25/2007   08/25/2006    03/25/2005    12/25/2003    03/25/2003
Payment Windows (mos.)             44            40             32           28            21            15            11

*  MODIFIED DURATION IS CALCULATED ASSUMING A PRICE OF PAR.

BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials,
as appropriate (the "material"), is for your private information and Banc of
America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission
(the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of
1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.


PREPAYMENT SCENARIOS

                                    I            II            III           IV             V            VI            VII
Fixed Rate - PPC                   50%           75%           100%         115%          150%          200%          250%
Adjustable Rate - CPR              12%           18%           24%           28%           36%           50%           60%


A-5 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SCENARIO          I            II            III           IV             V            VI            VII
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               12.86         9.03           6.86         5.94          4.53          3.28          2.53
Modified Duration (yrs.)*         7.71          6.18           5.08         4.55          3.66          2.78          2.21
First Principal Payment Date   07/25/2013    09/25/2009     07/25/2007   08/25/2006    03/25/2005    12/25/2003    03/25/2003
Last Principal Payment Date    07/25/2013    09/25/2009     07/25/2007   08/25/2006    03/25/2005    12/25/2003    03/25/2003
Payment Windows (mos.)              1             1             1             1             1             1             1

A-6 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SCENARIO          I            II            III           IV             V            VI            VII
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               8.17          7.09           6.08         5.46          4.37          3.27          2.53
Modified Duration (yrs.)*         5.80          5.27           4.70         4.33          3.60          2.81          2.23
First Principal Payment Date   10/25/2003    10/25/2003     10/25/2003   10/25/2003    10/25/2003    10/25/2003    03/25/2003
Last Principal Payment Date    07/25/2013    09/25/2009     07/25/2007   08/25/2006    03/25/2005    12/25/2003    03/25/2003
Payment Windows (mos.)             118           72             46           35            18             3             1

A-7 (TO CALL)
---------------------------------------------------------------------------------------------------------------------------------
       PREPAYMENT SCENARIO          I            II            III           IV             V            VI            VII
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)               5.66          3.84           2.87         2.44          1.84          1.24          0.96
Modified Duration (yrs.)*         4.10          3.03           2.38         2.07          1.61          1.12          0.88
First Principal Payment Date   10/25/2000    10/25/2000     10/25/2000   10/25/2000    10/25/2000    10/25/2000    10/25/2000
Last Principal Payment Date    07/25/2013    09/25/2009     07/25/2007   08/25/2006    03/25/2005    12/25/2003    03/25/2003
Payment Windows (mos.)             154           108            82           71            54            39            30

*  MODIFIED DURATION IS CALCULATED ASSUMING A PRICE OF PAR.


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.

                                           CLASS A-7 AVAILABLE FUNDS CAP

---------------------------------------------
            Pay     Available*   Available**
 Period     Date    Funds Cap    Funds Cap
---------------------------------------------
    1     10/25/00     N/A          N/A
    2     11/25/00    10.32        10.31
    3     12/25/00    10.70        10.65
    4     01/25/01    10.39        10.31
    5     02/25/01    10.45        10.34
    6     03/25/01    11.69        11.52
    7     04/25/01    10.66        10.46
    8     05/25/01    11.06        10.81
    9     06/25/01    10.75        10.46
   10     07/25/01    11.15        10.81
   11     08/25/01    10.87        10.48
   12     09/25/01    10.99        10.55
   13     10/25/01    11.46        10.96
   14     11/25/01    11.15        10.60
   15     12/25/01    11.67        11.03
   16     01/25/02    11.53        10.83
   17     02/25/02    11.72        11.01
   18     03/25/02    13.01        12.46
   19     04/25/02    11.79        11.49
   20     05/25/02    12.22        12.07
   21     06/25/02    11.91        11.94
   22     07/25/02    12.35        12.52
   23     08/25/02    12.21        12.50
   24     09/25/02    12.71        13.37
---------------------------------------------

---------------------------------------------
           Pay     Available*  Available**
 Period    Date    Funds Cap   Funds Cap
---------------------------------------------
   25    10/25/02    13.58        14.69
   26    11/25/02    13.19        14.27
   27    12/25/02    13.70        14.83
   28    01/25/03    13.31        14.41
   29    02/25/03    13.37        14.66
   30    03/25/03    14.86        16.81
   31    04/25/03    13.48        15.69
   32    05/25/03    13.65        15.89
   33    06/25/03    13.21        15.40
   34    07/25/03    13.65        15.91
   35    08/25/03    13.21        15.59
   36    09/25/03    13.21        16.04
   37    10/25/03    13.65        17.02
   38    11/25/03    13.21        16.47
   39    12/25/03    13.65        17.05
   40    01/25/04    13.21        16.50
   41    02/25/04    13.21        16.69
   42    03/25/04    14.12        18.32
   43    04/25/04    13.21        17.57
   44    05/25/04    13.65        18.16
   45    06/25/04    13.21        17.60
   46    07/25/04    13.65        18.19
   47    08/25/04    13.21        17.76
   48    09/25/04    13.21        18.13
---------------------------------------------

--------------------------------------------
           Pay      Available*   Available**
 Period    Date     Funds Cap    Funds Cap
--------------------------------------------
   49    10/25/04     13.65        19.12
   50    11/25/04     13.21        18.50
   51    12/25/04     13.65        19.15
   52    01/25/05     13.21        18.53
   53    02/25/05     13.21        18.68
   54    03/25/05     14.62        21.08
   55    04/25/05     13.21        19.41
   56    05/25/05     13.65        20.06
   57    06/25/05     13.21        19.41
   58    07/25/05     13.65        20.06
   59    08/25/05     13.21        19.41
   60    09/25/05     13.21        19.41
   61    10/25/05     13.65        20.06
   62    11/25/05     13.21        19.41
   63    12/25/05     13.65        20.06
   64    01/25/06     13.21        19.41
   65    02/25/06     13.21        19.41
   66    03/25/06     14.62        21.49
   67    04/25/06     13.21        19.41
   68    05/25/06     13.65        20.06
   69    06/25/06     13.21        19.41
   70    07/25/06     13.65        20.06
   71    08/25/06     13.21        19.41

--------------------------------------------

*   Assumes 1 month LIBOR is 6.62% and 6 month LIBOR is 6.8125%.
** Assumes the 1month LIBOR and 6 month LIBOR instantaneously increase to a level beyond the highest maximum obtainable rate on the adjustable rate mortgage loans and run at the pricing speed to call.


BANC OF AMERICA SECURITIES LLC
--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is for your private information and Banc of America Securities LLC (the "Underwriter") is not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that the Underwriter considers reliable, but the Underwriter does not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may pertain to securities that ultimately are not sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected herein. The Underwriter makes no representation regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. The Underwriter and its affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy and sell, the securities mentioned therein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including all cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supersedes all prior information regarding such assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information contained in any final prospectus for any securities actually sold to you. This material is furnished solely by the Underwriter and not by the issuer of the securities. The issuer of the securities has not prepared, reviewed or participated in the preparation of this material, is not responsible for the accuracy of this material and has not authorized the dissemination of this material. The Underwriter is acting as underwriter and not acting as agent for the issuer in connection with the proposed transaction.